Prospectus Supplement Dated Sept. 30, 2010*

Fund Name	Prospectus Dated

RiverSource Tax-Exempt High Income Fund	Jan. 29, 2010
Seligman National Municipal Fund	Feb. 2, 2009

For RiverSource Tax-Exempt High Income Fund, effective Oct. 1, 2010, the Portfolio Manager section under “Fund Management” in the Summary of the Fund section is superseded and replaced as follows:

Portfolio Manager	Title	Managed Fund Since

Kimberly Campbell	Portfolio Manager	Oct. 2010

For both Funds, effective Oct. 1, 2010, the Portfolio Manager section under “Investment Manager” in the Fund Management and Compensation section of the Fund’s prospectus is superseded and replaced with the following:

Portfolio Manager(s).  The portfolio manager responsible for the day-to-day management of the Fund is:

Kimberly Campbell, Portfolio Manager

•	Managed the Fund since Oct. 2010.
•	Director and Senior Portfolio Manager for the investment manager.
•	Joined the investment manager in May 2010 when it acquired Columbia Management Group. Joined Columbia Management Group or its predecessors in 2007.
•	Began investment career in 1988.
•	BA — Finance, University of Nebraska.

The rest of this section remains the same.

S-6430-2 A (9/10)
* Valid until next update.